Exhibit 10.52

OMNIBUS NOTE AMENDMENT AND NOTE HOLDER AGREEMENT

This OMNIBUS NOTE AMENDMENT AND NOTE HOLDER AGREEMENT (this “Amendment”) is made and entered into as of May 23, 2019, by and among DermTech, Inc., a Delaware corporation (the “Company”) and the Note Holders listed on Schedule A (the “Note Holders”).

RECITALS

WHEREAS, the Company has sold and issued eight Convertible Promissory Notes of substantially the same form to the Note Holders (collectively, the “Notes”);

WHEREAS, the Company and the Note Holders desire to amend certain terms of the Notes;

WHEREAS, pursuant to Section 14 of each of the Notes, each of the Notes may be amended with the written consent of the Company and the respective note holder;

WHEREAS, the undersigned constitutes the Company and all of the Note Holders; and

WHEREAS, in connection with a certain potential merger, the Company and the Note Holders desire to make certain other agreements, as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

AMENDMENT OF THE NOTES

1.1 Amendment to Maturity Date. Section 1(a) of each of the Notes is hereby deleted in its entirety and replaced with the following:

“Maturity Date. Unless converted as provided in Section 3 herein, all amounts outstanding and unpaid under this Convertible Promissory Note (this “Note”) shall be due and payable on or at any time (such time a “Maturity Event”) after the earliest to occur of: (i) September 24, 2019 (the “Maturity Date”), (ii) the occurrence of an Event of Default (as defined in Section 5 hereof), (iii) the consummation of a liquidation or dissolution of the Company (each, a “Liquidation Event”), (iv) a Liquidation Transaction as defined in the Company’s Amended and Restated Certificate of Incorporation, or (v) the consummation of a merger with or into Constellation Alpha Capital Corp. or any of its subsidiaries (a “Qualifying Merger”). At any time thereafter, the Note Holder may make written demand to the Company for repayment; provided, however, that no written demand shall be required for repayment pursuant to a Liquidation Event.

1.2 Amendment to Interest. Section 2 of each of the Notes is hereby deleted in its entirety and replaced with the following:

“Interest on the unpaid principal amount shall accrue beginning on the issue date set forth above at a rate equal to ten percent (10%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Note until the principal amount and all interest accrued thereon are paid or converted, as provided in Section 3 hereof; provided that, for each day that this Note remains due and payable following March 31, 2019, interest on the unpaid principal amount shall accrue at a rate equal to fifteen (15%) per annum. Except on earlier conversion in accordance with Section 3, interest shall not be due and payable until the Maturity Date or an earlier Event of Default, Liquidation Event or Qualifying Merger.”

ARTICLE II

ADDITIONAL AGREEMENTS

2.1 Conversion of Notes and Accrued Interest. Notwithstanding any of the terms set forth in the Notes, immediately prior to the consummation of a Company merger with or into Constellation Alpha Capital Corp. or any of its subsidiaries substantially on the terms contemplated as of the date hereof on or before September 24, 2019 (a “Qualifying Merger”), the outstanding principal amount of and all accrued but unpaid interest on each of the Notes shall automatically be converted into shares of the Company’s Common Stock at a price per share equal to 70% of the Merger Consideration (the “Discounted Price”). The “Merger Consideration” means (i) the lesser of $3.75 and (ii) the offering price per share of the PIPE transaction to be consummated concurrently with the consummation of the Qualifying Merger multiplied by the Conversion Ratio. The “Conversion Ratio” means the quotient resulting from dividing 16,000,000 by the number of fully diluted shares of the Company as of immediately after the conversion of the Notes pursuant to this Section 2.1. For example, (a) if immediately prior to the Qualifying Merger, (i) the aggregate outstanding principal and accrued but unpaid interest on all the Notes equaled $7,099,288, (ii) the offering price per share of the PIPE transaction equaled $3.25, and (iii) there were 11,170,222 fully-diluted Company shares, (b) then the Note Holders would be entitled to 2,709,652 shares of the Company’s Common Stock based on (i) a Discounted Price equal to $2.62, (ii) a Merger Consideration value of $3.75, (iii) and a Conversion Ratio value of 1.15.

2.2 Conversion of Series C Preferred Stock. Immediately prior to the consummation of a Qualifying Merger, all shares of the Company’s Series C Preferred Stock then held by each of the Note Holders shall automatically be converted into shares of the Company’s Common Stock (the “Series C Conversion”) in accordance with Article IV, Section 4 of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”). Any rights related to anti-dilution or automatic conversion of the Company’s Series C Preferred Stock that any Note Holder may hold under the Charter (including but not limited to any such rights set forth in Article IV, Section 4 of the Charter), and that may be triggered by a Qualifying Merger, are hereby waived in their entirety in connection with a Qualifying Merger.

2.3 Applicability to Additional Notes. The Amendments set forth in Article I hereof and the Additional Agreements set forth in Article II hereof shall each apply to any additional Notes purchased by any of the Note Holders on or following the date hereof.

ARTICLE III

MISCELLANEOUS

3.1 Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

3.2 Governing Law. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

3.3 Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

3.4 Electronic and Facsimile Signatures. Any signature page delivered electronically or by facsimile (including without limitation transmission by .pdf) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to the other party if so requested.

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3.5 Effect of Amendment. Except as amended and as set forth above, each of the Notes shall continue in full force and effect.

[Signature Pages Follow]

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The parties hereto have executed this Omnibus Note Amendment and Note Holder Agreement as of the date first written above.

COMPANY:

DERMTECH, INC.

By:	/s/ John Dobak
Name: John Dobak
Title: Chief Executive Officer

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

RTW MASTER FUND, LTD.

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Director

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

RTW INNOVATION MASTER FUND, LTD.

By:	/s/ Roderick Wong
Name: Roderick Wong
Title: Director

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

IRWIN AND JOAN JACOBS FAMILY TRUST 6/20/80

By:	/s/ Irwin Jacobs

By:	/s/ Joan Jacobs
Name: Irwin Jacobs & Joan Jacobs
Title: Trustees

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

EUCLID SHOPPING CENTER, LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Managing Member

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

MIRA MESA SHOPPING CENTER-WEST, LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Managing Member

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

MESA SHOPPING CENTER-EAST, LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Managing Member

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

IOWA RIVERSIDE, LLC

By:	/s/ Elliot Feuerstein
Name: Elliot Feuerstein
Title: Managing Member

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

NOTE HOLDER:

ROBERTA FEUERSTEIN TRUST DATED JULY 9, 1983

By:	/s/ Elliot Feuerstein

Name: Roberta Feuerstein
Title: Trustor & Trustee

[Signature Page to Omnibus Note Amendment and Note Holder Agreement]

SCHEDULE A

Note Holders

Euclid Shopping Center, LLC

Iowa Riverside, LLC

Irwin and Joan Jacobs Family Trust 6/20/80

Mesa Shopping Center-East, LLC

Mira Mesa Shopping Center-West, LLC

Roberta Feuerstein Trust Dated July 9, 1983

RTW Master Fund, Ltd.

RTW Innovation Master Fund, Ltd.